Exhibit 10.13

GRACE THERAPEUTICS INC.

FIRST AMENDMENT TO THE STOCKHOLDERS’ AGREEMENT

THIS FIRST AMENDMENT TO THE STOCKHOLDERS’ AGREEMENT (this “Amendment”) is made as of May 31, 2018 by and among Grace Therapeutics Inc., a Delaware corporation (the “Company”), and the undersigned Stockholders. Capitalized terms used but not defined herein have the meaning assigned to such terms in that certain Stockholders’ Agreement, by and between the Company and the signatories thereto, dated as of April 12, 2018 (the “Original Stockholders’ Agreement”).

RECITALS

WHEREAS, pursuant to the Original Stockholders’ Agreement, the Company and the Stockholders specified the rights, privileges and obligations of the Stockholders, including the right, among other rights, to designate the election of certain members of the Board;

WHEREAS, the Original Stockholders’ Agreement contemplates the Board being made up of three (3) members;

WHEREAS, the Company and the Stockholders desire to increase the size of the board to five (5) members;

WHEREAS, pursuant to Section 7.8 of the Original Stockholders’ Agreement, the Original Stockholders’ Agreement may be amended by the Company and the affirmative written consent of a Majority Interest; and

WHEREAS, the Company and the undersigned, constituting a Majority Interest, desire to amend the Original Stockholders’ Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises, representations and warranties and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Size of the Board. Section 1.1 of the Original Stockholders’ Agreement is hereby amended in its entirety as follows:

1.1 Size of the Board. Each Stockholder agrees to vote, or cause to be voted, all Shares owned by such Stockholder, or over which such Stockholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that the size of the Board shall be up to five (5) directors, or such greater number as determined by the Board and the Pharma Holders.

2. Board Composition. Section 1.2(b) of the Original Stockholders’ Agreement is hereby amended in its entirety as follows:

(b) Such remaining individuals mutually acceptable to the Pharma Holders, for so long as the Pharma Holders continue to own in the aggregate at least twenty percent (20%) of the Class A Common Stock, who shall be Vimal Kavuru, Subha Sri Thogarchedu, and any other individuals as approved by the Pharma Holders; and

2. Continuance of Original Stockholders’ Agreement. The provisions of the Original Stockholders’ Agreement, as amended hereby, shall remain in full force and effect and unchanged, except as provided herein. If any provision of this Amendment conflicts with the Original Stockholders’ Agreement, the provisions of this Amendment shall control. This Amendment is binding upon and shall inure to the benefit of the Company and each Stockholder, and their respective successors and permitted assigns.

3. Governing Law. This Amendment shall be governed by the internal law of the State of Delaware.

4. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

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IN WITNESS WHEREOF, the parties have executed this Amendment to the Stockholders’ Agreement as of the date first above written.

COMPANY:

GRACE THERAPEUTICS INC.

By:

Name:
Title:

STOCKHOLDERS:

SHORE PHARMA LLC

By:

Name:
Title:

SS PHARMA LLC

By:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT TO THE STOCKHOLDERS’ AGREEMENT

RAJITHA GRACE 2018 IRREVOCABLE TRUST

By:

Name:
Title:

KAVURU 2017 GRACE THERAPEUTICS LLC IRREVOCABLE FAMILY TRUST

By:

Name:
Title:

SIGNATURE PAGE TO AMENDMENT TO THE STOCKHOLDERS’ AGREEMENT